EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Chaput, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB/A of Idaho General Mines, Inc. for the quarter ended March 31, 2007 fully complies with the requirements of Section 13/A(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Idaho General Mines, Inc.

Dated: June 5, 2007

By:	/s/ David A. Chaput
Name:	David A. Chaput
Title:	Chief Financial Officer
(Principal Financial Officer)